EXHIBIT 99.3

SPECTRUM SEMICONDUCTOR MATERIALS, INC.
BALANCE SHEETS

	September 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS

Current Assets
Cash and cash equivalents	$427,592	$286,376
Accounts receivable	1,198,743	855,286
Inventory, net	3,388,650	3,035,080
Prepaid expenses and other current assets	-	31,713

Total Current Assets	5,014,985	4,208,455

Property and equipment, net	105,718	135,116
Operating lease right-of-use asset	923,658	1,115,459
Other assets	29,958	29,958

TOTAL ASSETS	$6,074,319	$5,488,988

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$1,103,998	$587,122
Customer deposits	15,037	134,912
Line of credit	105,800	359,500
Current portion of notes payable	-	15,474
Current portion of operating lease liability	295,701	280,682

Total Current Liabilities	1,520,536	1,377,690

Notes payable, net of current portion	-	218,600
Operating lease liability, net of current portion	689,880	897,787

TOTAL LIABILITIES	2,210,416	2,494,077

Stockholders' Equity
Common stock, 500,000 no par value shares authorized, 80,250 shares issued and 77,000 shares outstanding as of September 30, 2021 and December 31, 2020	872,336	872,336
Treasury stock, at cost	(136,368)	(136,368)
Retained earnings	3,127,935	2,258,943

TOTAL STOCKHOLDERS' EQUITY	3,863,903	2,994,911

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,074,319	$5,488,988

The accompanying notes are an integral part of these unaudited condensed financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF INCOME
(Unaudited)

	For the Nine Months Ended
	September 30,
	2021	2020

Net sales	$10,051,968	$5,604,200
Cost of sales	5,354,889	2,968,108
Gross profit	4,697,079	2,636,092

Operating Expenses
General and administrative	470,964	492,101
Personnel	1,846,045	1,252,742
Depreciation	29,398	30,229

Total Operating Expenses	2,346,407	1,775,072

INCOME FROM OPERATIONS	2,350,672	861,020

Other Income (Expense)
Interest expense	(8,126)	(18,580)
Gain on forgiveness of PPP loan	220,446	-

Total Other Income (Expense)	212,320	(18,580)

NET INCOME	$2,562,992	$842,440

The accompanying notes are an integral part of these unaudited condensed financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
(Unaudited)

	Common Stock		At Cost		Total
	Number of	No Par Value	Treasury	Retained	Stockholders'
	Shares	Amount	Stock	Earnings	Equity

Balance at December 31, 2020	77,000	$872,336	$(136,368)	$2,258,943	$2,994,911

Distributions paid				(1,694,000)	(1,694,000)
Net income for the nine months ended September 30, 2021				2,562,992	2,562,992

Balance at September 30, 2021	77,000	$872,336	$(136,368)	$3,127,935	$3,863,903

Balance at December 31, 2019	77,000	$872,336	$(136,368)	$2,272,592	$3,008,560

Distributions paid				(616,000)	(616,000)
Net income for the nine months ended September 30, 2020				842,440	842,440

Balance at September 30, 2020	77,000	$872,336	$(136,368)	$2,499,032	$3,235,000

The accompanying notes are an integral part of these financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended
	September 30,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,562,992	$842,440
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	29,398	30,229
Inventory reserve	107,595	78,796
Amortization of operating lease right-of-use asset	191,801	185,041
Gain on forgiveness of PPP loan	(220,446)	-
Changes in operating assets and liabilities:
Accounts receivable	(343,457)	(284,753)
Inventory	(461,165)	(196,835)
Prepaid expenses and other assets	31,713	(34,295)
Accounts payable and accrued expenses	518,722	206,080
Customer deposits	(119,875)	(25,730)
Operating lease liability	(192,888)	(145,740)
Net cash provided by operating activities	2,104,390	655,233

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	-	(28,973)
Net cash used in investing activities	-	(28,973)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans payable	-	218,600
Proceeds from line of credit	-	100,000
Repayments of loans payable	(15,474)	(14,714)
Repayments of line of credit	(253,700)	(195,900)
Distributions paid	(1,694,000)	(616,000)
Net cash used in financing activities	(1,963,174)	(508,014)

NET CHANGE IN CASH	141,216	118,246
CASH, BEGINNING OF YEAR	286,376	260,612

CASH, END OF YEAR	$427,592	$378,858

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid for interest	$7,723	$17,670
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these unaudited condensed financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Spectrum Semiconductor Materials, Inc. ("the Company") was formed under the laws of the State of California on January 3, 1990. The Company is located in the Silicon Valley (San Jose, CA) and is a global authorized distributor of integrated circuit ("IC") packaging and lids for semiconductor device assembly, prototyping, testing, and production requirements.

IC packaging is the case or enclosure that contains the semiconductor device to protect it from contamination or physical damage; the IC packaging also supports the electrical contacts, which connect the semiconductor device to a circuit board. IC packaging often gets sealed with lids, which creates an airtight seal to prevent contaminants, particles, liquids, or gases from entering the packaging to ensure the optimum device performance. The Company offers multiple IC packaging solutions and lids product lines according to desired product specifications, device performance, dimensions, resistances, and tolerances.

Impact of COVID-19

In December 2019, a novel strain of coronavirus ("COVID-19") emerged in China. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. The extent of the COVID-19 pandemic's continued effect on our operational and financial performance and those of third parties on which the Company relies will depend on future developments, including the duration, spread and intensity of the outbreak, the pace at which jurisdictions across the country re-open and restrictions begin to lift. The ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. The Company does not yet know the full extent of potential impacts on its business and financing. However, these effects could have a material impact on the Company's liquidity, capital resources, operations and business and those of the third parties on which the Company relies.

NOTE 2 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") for the interim financial information. Accordingly, these condensed financial statements do not include all the information and footnotes required by GAAP for complete financial statements. In the opinion of management, these unaudited interim condensed financial statements contain all adjustments necessary, all which are of a normal and recurring nature, to state fairly the Company’s financial position, results of operations and cash flows. Interim results are not necessarily indicative of results for a full year or future periods. These condensed financial statements should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2020.

NOTE 3 – RECENT ACCOUNTING PRONOUNCEMENTS

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on the Company's financial position, results of operations, or cash flows.

The Company currently believes that all other issued and not yet effective accounting standards are not relevant to the Company's financial statements.

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 4 – REVENUE RECOGNITION

The Company generates revenue from the sale of IC packaging and lid product lines for semiconductor devices and components to customers, which primarily consist of device manufacturers and third-party purchasing companies. The Company applies a five-step approach in determining the amount and timing of revenue to be recognized: (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when the performance obligation is satisfied.

We recognize revenue when control of the promised goods is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods.  We account for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and collectability of consideration is probable.  The Company recognizes revenue after the transaction price has been allocated and when it satisfies the performance obligation. Typically, this occurs at a point in time when products are shipped. The Company invoices the customer for each delivery upon shipment and recognizes revenue in accordance with delivery terms. Our standard payment terms range from 30 to 90 days. If any payments are received prior to shipment, the Company includes these amounts in customer deposits.

The following table presents the Company's revenues disaggregated by type of customer of such revenue recognized during the nine months ended September 30, 2021 and 2020:

	September 30,	September 30,
	2021	2020

Device manufacturers	$6,530,601	$4,473,920
Third-party purchasing companies	2,981,893	838,500
Other	539,474	291,780

Total	$10,051,968	$5,604,200

The following table presents the Company's revenues disaggregated by geographic regions of such revenue recognized during the nine months ended September 30, 2021 and 2020:

	September 30,	September 30,
	2021	2020

Domestic	$5,630,927	$3,714,597
Asia	3,577,894	1,247,966
Europe	797,583	617,606
Other	45,564	24,031

Total	$10,051,968	$5,604,200

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 5 – INVENTORY

Inventory consists of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020

Finished goods	$4,286,071	$3,824,906
Less: reserve	(897,421)	(789,826)

Inventory, net	$3,388,650	$3,035,080

NOTE 6 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020

Computer hardware	$72,790	$72,790
Software	157,280	157,280
Office equipment	4,652	4,652

Total property and equipment	234,722	234,722
Less: accumulated depreciation	(129,004)	(99,606)

Property and equipment, net	$105,718	$135,116

Depreciation expense for the nine months ended September 30, 2021 and 2020 was $29,398 and $30,229, respectively.

NOTE 7 – OPERATING LEASES

The Company has one facility lease for an office and warehouse space under long-term leases.

The Company's operating ROU asset and lease liability consisted of the following at September 30, 2021 and December 31, 2020:

	September 30, 2021	December 31, 2020
Operating lease right-of-use asset	$923,658	$1,115,459

Lease liability, current portion	295,701	280,682
Lease liability, long-term	689,880	897,787
Total operating lease liability	985,581	$1,178,469

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 7 – OPERATING LEASES (CONTINUED)

Weighted-average remaining lease term (months)	49

Weighted average discount rate	3.8%

The components of lease expense consisted of the following for the nine months ended September 30, 2021 and 2020:

	September 30,	September 30,
	2021	2020

Operating lease cost	$222,557	$222,557
Variable fees	73,560	66,753

Net lease cost	$296,117	$289,310

Future minimum lease payments under operating leases as of September 30, 2021 were as follows:

Period Ending
September 30,	Amount

2021 – remaining	$74,778
2022	306,735
2023	316,316
2024	326,001
2025	27,234
Total	$1,051,064

Less imputed interest	(65,483)
Total lease liability	$985,581

NOTE 8 – NOTES PAYABLE AND LINE OF CREDIT

Notes payable and line of credit consist of the following at September 30, 2021 and December 31, 2020:

	Origination	Maturity	Interest	September 30,	December 31,
Lender	Date	Date	Rate	2021	2020

Comerica Bank – Line of credit	10/31/12	Demand	3.50%	$105,800	$359,500
Comerica Bank – Loan payable	08/27/19	09/01/21	5.00%	-	15,474
Comerica Bank – SBA PPP loan	05/04/20	04/29/22	1.00%	-	218,600

Total line of credit and notes payable				$105,800	$593,574
Less: current portion				(105,800)	(374,974)
Line of credit and notes payable, net of current portion				$-	$218,600

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SPECTRUM SEMICONDUCTOR MATERIALS, INC.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 8 – NOTES PAYABLE AND LINE OF CREDIT (CONTINUED)

On May 4, 2020, the Company received a $218,600 Paycheck Protection Program ("PPP") loan from the Small Business Administration ("SBA") under provisions of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"). The PPP loan has a two-year term and bears interest at a rate of 1.0% per annum.  The PPP provides that the PPP loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. The Company used the proceeds from the PPP loan for qualifying expenses and applied for forgiveness of the PPP loan in accordance with the terms of the CARES Act.  On March 4, 2021, the Company received notice from Comerica Bank that its loan had been forgiven in its entirety by the SBA.

NOTE 9 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020

Trade accounts payable	$835,401	$308,054
Sales commissions payable	83,986	50,018
Accrued payroll liabilities	161,759	209,726
Other accrued liabilities	22,852	19,324

Total accounts payable and accrued expenses	$1,103,998	$587,122

NOTE 10 – SUPPLIER AND CUSTOMER CONCENTRATION

Significant customers and suppliers are those that account for greater than ten percent of the Company's revenues and purchases.

During the nine months ended September 30, 2021, the Company had one customer, whose revenue accounted for 15.0% percent of the Company's revenue. During the nine months ended September 30, 2020, the Company had two customers, whose revenue accounted for 25.7% percent of the Company's revenue.

During the nine months ended September 30, 2021, the Company purchased a substantial portion of finished goods from four third-party vendors, which compromised 94.3% percent of the Company's purchases. During the nine months ended September 30, 2020, the Company purchased a substantial portion of finished goods from three third-party vendors, which compromised 94.6% percent of the Company's purchases. The Company believes there are other suppliers that could be substituted should any of the suppliers become unavailable or non-competitive.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

There are no legal proceedings which the Company believes will have a material adverse effect on its financial position.

NOTE 12 – SUBSEQUENT EVENTS

On December 15, 2021, the acquisition of the Company by AmpliTech Group, Inc. ("AmpliTech") was completed. The aggregate purchase price was $10,250,000, subject to certain working capital and other adjustments, of which $750,000 was paid by the issuance of 188,442 unregistered shares of AmpliTech's common at the closing of the acquisition.

By December 10, 2021, the full balance of the Comerica Line of Credit was paid in full.

Subsequent to September 30, 2021, the Company paid $385,000 in owner distributions.

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